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                                                                  EXHIBIT 10(J)

                      THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of 10-31 1994, is by and between TCA CABLE TV INC., a Texas corporation (the "Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

         WHEREAS, the Bank and the Borrower have entered into that certain Credit Agreement dated as of September 13, 1989, as amended by that certain First Amendment to Credit Agreement dated as of April 29, 1992, and that certain Second Amendment to Credit Agreement dated as of April 23, 1993 (as it may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Bank and the Borrower wish to amend the Credit Agreement to, among other things, extend the Conversion Date to April 30, 1996 and the Termination Date for the Facility II Loans to April 30, 2001;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Bank and the Borrower agree as follows:

         SECTION 1. AMENDMENT.

         1.01. The definition of the term "Conversion Date" on page 6 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "'Conversion Date' means April 30, 1996, or if such date is not a Business Day, the Business Day next preceding such date."

         1.02. Subsection (ii) of the definition of the term "Termination Date" on page 19 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(ii) with respect to the Facility II Loans, April 30, 2001, or if such date is not a Business Day, the Business Day next preceding such date, and in either event, on any earlier date on which the Facility I Commitment or the Facility II Commitment, as the case may be, shall have been terminated in accordance with this Agreement. . ."
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         1.03.   The first sentence of Section 3.06(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(a) Commencing July 31, 1996, and continuing thereafter each October 31, January 31, April 30 and July 31 of each year, the Facility II Commitment shall be reduced by the Borrower by an amount equal to 5% of the outstanding Facility II Commitment on the Conversion Date, and on April 30, 2001, the Facility II Commitment shall be reduced to zero (each such date being a "Facility II Commitment Reduction Date")."

         SECTION 2. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the occurrence of the following events and conditions:

         (a)     Delivery of Documents.

         The Bank shall have received on or before the effective date of the Amendment (the "Effective Date") the following, each dated as of the Effective Date and in form, substance and scope satisfactory to the Bank:

      (i)      The Amendment, duly executed by the Borrower and the Bank.

                 (ii)     Corporate Certificates.

                          (A) The Borrower's Secretary's Certificate. A certificate of the Secretary of the Borrower certifying (1) the names and true signatures of the officers of the Borrower authorized to sign the Amendment and the other documents to be delivered by the Borrower pursuant to the Amendment; (2) the By-laws and Articles or Certificate of Incorporation of the Borrower as in effect on the date of such certification; and (3) the resolutions of the Board of Directors of the Borrower approving and authorizing, among other things, the execution, delivery, and performance by the Borrower of the Amendment and the other documents to be delivered by the Borrower pursuant to the Amendment and the transactions contemplated thereunder.

         (b)     Representations and Warranties; No Default.

                 (i) All of the representations and warranties contained in Article VIII of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment and the Borrower hereby agrees to be bound by such representations and warranties.





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                         (ii)     No event which constitutes a Default or an
         Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

                 SECTION 3. CAPITALIZED TERMS. The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meaning specified therin.

                 SECTION 4. RATIFICATION. The Credit Agreement, as hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

                 SECTION 5. COUNTERPARTS. This Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

                 SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                 SECTION 7. NO PRIOR AGREEMENTS. THE CREDIT AGREEMENT, THE NOTES, THIS AMENDMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTES A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BORROWER:

                                        TCA CABLE TV INC.


                                        By: /s/ JIMMIE F. TAYLOR
                                        Name: Jimmie F. Taylor
                                        Title: Vice President, CFO, Treasurer


                                        BANK:

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION


                                        By: /s/ KEVIN KELTY
                                        Name: Kevin Kelty
                                        Title: Senior Vice President





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